UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 2, 2004
                                                --------------------------------


                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               333-113543                13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                       10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the Commission on February 17, 1995 to the PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated, Blaylock & Partners, L.P. and Utendahl Capital Partners, L.P. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-NC4, Mortgage Pass-Through Certificates, Series 2004-NC4 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-113543) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials, Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

            The Computational Materials, Collateral Term Sheets and Structural Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials, Collateral Term Sheets and Structural Term Sheets.

            Any statement or information contained in the Computational Materials, Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

        Item 601(a)
        of Regulation S-K
        Exhibit No.                         Description
        -----------                         -----------

        (99.1)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.2)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.3)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.4)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.5)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.6)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.7)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.8)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.9)                              Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.10)                             Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.11)                             Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.12)                             Collateral Term Sheets prepared
                                            by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

        (99.13) Structural Term Sheet and Computational Materials prepared by Morgan Stanley & Co.
                                            Incorporated in connection with
                                            certain classes of the Morgan
                                            Stanley ABS Capital I Inc. Trust
                                            2004-NC4, Mortgage Pass-Through
                                            Certificates, Series 2004-NC4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MORGAN STANLEY ABS CAPITAL I
                                                INC.



Date:  April 6, 2004
                                             By:        /s/ Valerie H. Kay
                                                --------------------------------
                                                   Name:  Valerie H. Kay
                                                   Title:  Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.     Description                                      Electronic (E)
-----------     -----------                                      --------------
(99.1)          Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.2)          Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.3)          Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.4)          Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.5)          Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.6)          Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.


(99.7)          Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.8)          Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.9)          Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.10)         Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.11)         Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.12)         Collateral Term Sheets prepared by Morgan               (E)
                Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.

(99.13)         Structural Term Sheets and Computational                (E)
                Materials prepared by Morgan Stanley & Co.
                Incorporated in connection with certain
                classes of the  Morgan Stanley ABS
                Capital I Inc. Trust 2004-NC4, Mortgage
                Pass-Through Certificates, Series 2004-NC4.